                                   UNITED STATES

                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549


                                      FORM 8-K


Current Report Pursuant to Section 13 or 15 (d) of the Securities and Exchange
                                    Act of 1934



                          Date of Report: October 9, 1998

                                NORD PACIFIC LIMITED
                                --------------------
               (Exact name of registrant as specified in its charter)

      New Brunswick                 000-19182                         N/A
      -------------                 ---------                         ---
     (State or other               (Commission File              (IRS Employer
      jurisdiction of               Number)                       Identification
      incorporation or                                            Number)
      organization)


                                40 Wellington Row
                              St John, N.B., Canada                    E2L4S3
                              ---------------------                    ------
                    (Address of Principal executive offices)          (Zip Code)

        Registrant's telephone number, including area code:  (506) 633-3800

                                  22 Church Street
                               Hamilton HE 11 Bermuda
                               ----------------------
(Former name, former address, and former fiscal year, if changed since last report)

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ITEM 5. OTHER EVENTS

On October 9, with an effective date of September 30, 1998 Nord Pacific Limited (the "Company") completed its discontinuance from Bermuda and its continuance into the Province of New Brunswick, Canada. The continuance was approved by shareholders on June 26, 1998.




ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits required to be filed by Item 6.01 of Regulation S-K


Item No.                 Descripition
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
10.48                    Articles of Continuance


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        Nord Pacific Limited
                                        --------------------
                                          /s/ Ray W. Jenner
                                          -----------------
Date:     October 15, 1998                  Ray W. Jenner
                                        Chief Financial Officer